UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2015

HENNESSY CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 900 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 300-8242

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 6, 2015, Hennessy Capital Acquisition Corp. (the “Company”) issued a press release (the “February 6 Press Release”) announcing that it will postpone its special meeting of stockholders (the “Special Meeting”) relating to its previously announced acquisition of School Bus Holdings, Inc. (“SBH”) which, through its subsidiaries, conducts its business under the “Blue Bird” name, from Seller (the “Business Combination”), from February 9, 2015 to February 20, 2015, at 9:00 a.m., Eastern time, at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019 and extend the deadline for HCAC stockholders to exercise their redemption rights in connection with the Business Combination to 5:00 p.m., Eastern time on February 18, 2015 (two business days before the Special Meeting). Only holders of record of Company common stock at the close of business on January 2, 2015 are entitled to vote at the Special Meeting.

The Company also announced in the February 6 Press Release that the Company will extend its previously disclosed offer to exchange (the “Warrant Exchange Offer”) up to a maximum of 5,750,000 of its outstanding warrants for shares of Company common stock at an exchange ratio of 0.1 of a share of Company common stock for each warrant validly tendered and not withdrawn (approximately one share for every ten warrants tendered) until 12:00 midnight, New York City time, at the end of the day on February 26, 2015, unless further extended by the Company.

The Warrant Exchange Offer was previously scheduled to expire at 12:00 midnight, New York City time, at the end of the day on February 13, 2015. As of February 5, 2015, 40,600 warrants have been tendered and not withdrawn and the last reported trading price of the warrants was $0.57 per warrant.

A copy of the February 6 Press Release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Additional Information about the Business Combination

The Company has filed with the SEC a definitive proxy statement in connection with the Business Combination and other matters and, beginning on January 21, 2015, mailed the definitive proxy statement and other relevant documents to stockholders of the Company as of the January 2, 2015 record date for the Special Meeting. Stockholders of the Company and other interested persons are advised to read the definitive proxy statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, SBH and the Business Combination. Stockholders may also obtain a free copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Daniel J. Hennessy, Chairman and Chief Executive Officer, 700 Louisiana Street, Suite 900, Houston, Texas, 77002, (312) 876-1956.

Important Information About the Warrant Exchange Offer

This Current Report on Form 8-K is neither an offer to exchange nor a solicitation of an offer to sell any warrants. The offer to exchange and the solicitation of offers to exchange are being made solely pursuant to the Offer to Exchange, the related Amended and Restated Letter of Transmittal and other Warrant Exchange Offer materials included as exhibits to the Schedule TO amendment that the Company filed with the SEC on January 22, 2015. The tender offer statement on Schedule TO (including the Offer to Exchange, the related Amended and Restated Letter of Transmittal and other Warrant Exchange Offer materials) contains important information that should be read carefully and considered before any decision is made with respect to the Warrant Exchange Offer. These materials have been distributed free of charge to all warrant holders. In addition, these materials (and all other materials filed by the Company with the SEC) are available at no charge from the SEC through its website at www.sec.gov. Warrant holders may also obtain free copies of the documents filed with the SEC by the Company by directing a request to the information agent at Morrow & Co., LLC, 470 West Avenue, 3rd Floor, Stamford, CT 06902, or by phone at (800) 662-5200 or email at hennessy.info@morrowco.com. Warrant holders are urged to read the Offer to Exchange and the other relevant materials before making any investment decision with respect to the Warrant Exchange Offer because they contain important information about the Warrant Exchange Offer.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the Business Combination and the other matters set forth in the definitive proxy statement. Information regarding the Company’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Company’s definitive proxy statement for the Business Combination, which has been filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “believe” and “expect”. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Actual results may differ materially from those expressed herein due to many factors such as, but not limited to, the ability to satisfy closing conditions for the Business Combination, including stockholder and other approvals, the performances of the Company and Blue Bird, the ability of the combined company to meet the Nasdaq Capital Market’s listing standards, including having the requisite number of stockholders, and the risks identified in the Company’s prior and future filings with the SEC (available at www.sec.gov), including the Company’s definitive proxy statement filed in connection with the Business Combination, the Offer to Exchange and the Company’s final prospectus dated January 16, 2014. These statements speak only as of the date they are made and the Company undertakes no obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2015	HENNESSY CAPITAL ACQUISITION CORP.

	By:	/s/ Daniel J. Hennessy
	Name:	Daniel J. Hennessy
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated February 6, 2015